UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2012.

FIXED INCOME TRUST FOR PRUDENTIAL FINANCIAL, INC. NOTES,
SERIES 2012-1
(Exact name of Issuing Entity as specified in its charter)

FIXED INCOME CLIENT SOLUTIONS LLC
(Exact name of Sponsor and Depositor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Fixed Income Client Solutions LLC 214 N. Tryon Street, Suite 2636 Charlotte, North Carolina 28202
(Address of Principal Executive Office)

(877) 421-7858
(Telephone Number, including area code)

333-171670-02 333-171670
(Commission File Numbers)

27-4404514
(I.R.S. Employer Identification No.)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

On May 22, 2012, Fixed Income Client Solutions LLC (the “Depositor”) and U.S. Bancorp Investments, Inc. entered into the Underwriting Agreement, dated as of May 22, 2012.  An unexecuted copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 11, 2012, the Depositor and The Bank of New York Mellon intend to enter into the Trust Agreement, to be dated as of June 11, 2012.  An unexecuted copy of the Trust Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 11, 2012, the Depositor and The Bank of New York Mellon intend to enter into the Trust Agreement Supplement, Series 2012-1, to be dated as of June 11, 2012.  An unexecuted copy of the Trust Agreement Supplement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 11, 2012, the Depositor and The Bank of New York Mellon intend to enter into the Warrant Agent Agreement, to be dated as of June 11, 2012.  An unexecuted copy of the Warrant Agent Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).  Exhibits.

The following is filed as an Exhibit to this Report:

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated as of May 22, 2012, by and among Fixed Income Client Solutions LLC and U.S. Bancorp Investments, Inc.

4.1	Trust Agreement, to be dated as of June 11, 2012, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

4.2	Trust Agreement Supplement, Series 2012-1, to be dated as of June 11, 2012, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

10.1	Warrant Agent Agreement, to be dated as of June 11, 2012, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIXED INCOME CLIENT SOLUTIIONS LLC,
as Depositor

By: /s/ James Whang
Name: James Whang
Title: Treasurer

June 7, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1	Underwriting Agreement, dated as of May 22, 2012, by and among Fixed Income Client Solutions LLC and U.S. Bancorp Investments, Inc.

4.1	Trust Agreement, to be dated as of June 11, 2012, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

4.2	Trust Agreement Supplement, Series 2012-1, to be dated as of June 11, 2012, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.

10.1	Warrant Agent Agreement, to be dated as of June 11, 2012, by and between Fixed Income Client Solutions LLC and The Bank of New York Mellon.